OTHER EXPENSES (INCOME), NET	12 Months Ended
Dec. 31, 2011
OTHER EXPENSES (INCOME), NET [Abstract]
OTHER EXPENSES (INCOME), NET
NOTE 17:-	OTHER EXPENSES (INCOME), NET

	Year ended December 31,
	2011	2010	2009

Legal settlement, net of legal cost (*)	$31,000	$-	$(3,975)
Bargain purchase price related to the acquisition of Candela (see also Note 1i)	-	(8,525)	-
Impairment of intangibles assets (**)	123	1,319	-
Reevaluation of contingent consideration (see also Notes 1g, 1j and 4)	(8,830)	1,625	-
Impairment of investment in an affiliated company (see also Note 7)	9,387	850	-
Other	528	193	-

Total	$32,208	$(4,538)	$(3,975)

(*)	On March 27, 2009, the Company reached a settlement agreement with a financial institution resolving a dispute filed with FINRA in 2008 with regard to certain ARS securities managed by that institution. The parties reached an agreement to amicably settle the dispute for a total amount of $ 3,975 in return for a Dismissal with Prejudice and a signed release. The Company continues to hold the part of the ARS securities related to this claim (see also Note 3).

On September 15, 2011, Candela and Syneron Inc. entered into a settlement agreement with Palomar that settled the patent infringement cases for which Palomar received a $ 31,000 paid up license fee. Refer to Note 15 for further details.

(**)	In accordance with the provisions of the impairment or disposal of long-lived assets in subsections of FASB codification sub topic 360-10, long-lived assets held and used with a carrying amount of $ 653 and $ 2,124 were written down in 2011 and 2010 respectively, to their fair value of $ 530 and $ 805 respectively, resulting in an impairment charge of $ 123 and $ 1,319, respectively (see also Notes 2j, 4 and 9).